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        MORGAN STANLEY VARIABLE INVESTMENT SERIES - INCOME PLUS PORTFOLIO
                          ITEM 77(O) 10F-3 TRANSACTIONS
                         JANUARY 1, 2010 - JUNE 30, 2010

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
                                                             AMOUNT OF   % OF     % OF
               PURCHASE/   SIZE   OFFERING       TOTAL         SHARES  OFFERING  FUNDS
   SECURITY      TRADE      OF    PRICE OF     AMOUNT OF     PURCHASED PURCHASED TOTAL
   PURCHASED     DATE    OFFERING  SHARES       OFFERING      BY FUND   BY FUND  ASSETS       BROKERS         PURCHASED FROM
-------------- --------- -------- -------- ----------------- --------- --------- ------ -------------------- ----------------
    Motiva      01/06/10    --    $ 99.804 $1,000,000,000.00   350,000   0.03%    0.13%        Credit         Credit Suisse
  Enterprises                                                                               Suisse, J.P.       Securities
LLC 5.750% due                                                                             Morgan, Citi,        (USA) LLC
   1/15/2020                                                                                Calyon, RBS,
                                                                                           Mitsubishi UFJ
                                                                                        Securities, SunTrust
                                                                                          Robinson Humphrey

  CMS Energy    01/11/10    --    $ 99.436 $  300,000,000.00   290,000   0.10%    0.11%     J.P. Morgan,        JP Morgan
 Corp. 6.250%                                                                                BNP PARIBAS,    Securities, Inc.
 due 2/1/2020                                                                             RBS, Wells Fargo
                                                                                        Securities, Comerica
                                                                                         Securities, Scotia
                                                                                          Capital, Goldman,
                                                                                        Sachs & Co., KeyBanc
                                                                                          Capital Markets,
                                                                                           Mitsubishi UFJ
                                                                                          Securities, Fifth
                                                                                          Third Securities,
                                                                                         Inc., The Williams
                                                                                         Capital Group, L.P.

Simon Property  01/19/10    --    $ 99.621 $1,250,000,000.00   500,000   0.04%    0.19%    Citi, Morgan          Barclays
   Group LP                                                                                Stanley, RBS,       Capital, Inc.
  5.650% due                                                                              Barclays Capital,
   2/1/2020                                                                              CALYON, RBC Capital
                                                                                        Markets, Fifth Third
                                                                                          Securities, Inc.,
                                                                                           Scotia Capital,
                                                                                           Morgan Keegan &
                                                                                           Company, Inc.,
                                                                                          SunTrust Robinson
                                                                                              Humphrey
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
 Adobe Systems  01/25/10    --    $ 99.387 $  900,000,000.00   715,000   0.08%    0.27%     BofA Merrill         Banc of
  Inc. 4.750%                                                                              Lynch, Morgan         America
 due 2/1/2020                                                                              Stanley, J.P.
                                                                                           Morgan, Wells
                                                                                          Fargo Securities,
                                                                                         Citi, BNP PARIBAS,
                                                                                        Credit Suisse, Daiwa
                                                                                         Securities America
                                                                                        Inc., Mitsubishi UFJ
                                                                                           Securities, RBS

     Korea      02/03/10    --    $ 99.724 $  750,000,000.00   670,000   0.09     0.25%      BNP Paribas         Banc of
  Development                                                                                 Securities         America
  Bank 4.375%                                                                              Corp., Daewoo
 due 8/10/2015                                                                          Securities Co., Ltd,
                                                                                          The Hongkong and
                                                                                          Shanghai Banking
                                                                                        Corporation Limited,
                                                                                           Merrill Lynch,
                                                                                          Pierce, Fenner &
                                                                                         Smith Incorporated,
                                                                                        Morgan Stanley & Co.
                                                                                          International pld

 Valero Energy  02/03/10    --    $ 99.369 $  850,000,000.00   700,000   0.08%    0.26%       Barclays          JP Morgan
 Corp. 6.125%                                                                              Capital, BofA
 due 2/1/2020                                                                                  Merrill
                                                                                        Lynch, Citi, Credit
                                                                                        Suisse, J.P. Morgan,
                                                                                        BNP Paribas, Calyon,
                                                                                          Daiwa Securities
                                                                                           America Inc.,
                                                                                           Mitsubishi UFJ
                                                                                         Securities, Mizuho
                                                                                        Securities USA Inc.,
                                                                                        Morgan Stanley, RBC
                                                                                          Capital Markets,
                                                                                        RBS, Scotia Capital,
                                                                                         SunTrust Robinson
                                                                                            Humphrey, UBS
                                                                                          Investment Bank,
                                                                                             Wells Fargo
                                                                                             Securities
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
    Pacific     02/04/10    --    $ 99.303 $  450,000,000.00   875,000   0.19%    0.33% BofA Merrill Lynch,    UBS Warburg
   LifeCorp                                                                               J.P. Morgan, UBS
  6.000% due                                                                              Investment Bank,
   2/10/2020                                                                              Barclays Capital,
                                                                                          BNP PARIBAS, BNY
                                                                                           Mellon Capital
                                                                                            Markets, LLC,
                                                                                            CALYON, Citi,
                                                                                             Commerzbank
                                                                                            Corporates &
                                                                                          Markets, Deutsche
                                                                                          Bank Securities,
                                                                                        HSBC, Mitsubishi UFJ
                                                                                           Securities, PNC
                                                                                        Capital Markets LLC,
                                                                                            RBS, SOCIETE
                                                                                           GENERALE, The
                                                                                          Williams Capital
                                                                                          Group, L.P., U.S.
                                                                                        Bancorp Investments,
                                                                                          Inc., Wells Fargo
                                                                                             Securities,

     Life       02/11/10    --    $ 99.796 $  750,000,000.00   725,000   0.09%    0.28%  BofA Merrill Lynch,      Banc of
 Technologies                                                                             Goldman, Sachs &        America
 Corp. 6.000%                                                                             Co., J.P. Morgan,
 due 3/1/2020                                                                              DnB NOR, Mizuho
                                                                                           Securities USA,
                                                                                           Markets, Scotia
                                                                                        Capital BNP PARIBAS
                                                                                            Inc., Morgan
                                                                                            Stanley, RBS
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
  Nationwide    02/18/10    --    $ 99.765 $  800,000,000.00 2,655,000   0.33%    1.03%   Barclays Capital        Banc of
   Building                                                                                 Inc., Banc of         America
Society 6.250%                                                                           America Securities
 due 2/25/2020                                                                          LLC, Morgan Stanley
                                                                                         & Co. Incorporated

 Comcast Corp.  02/24/10    --    $ 99.899 $1,400,000,000.00   350,000   0.02%    0.13%    Deutsche Bank        Greenwich
  5.150% due                                                                                Securities,          Capital
   3/1/2020                                                                                Mitsubishi UFJ
                                                                                        Securities, RBS, UBS
                                                                                          Investment Bank,
                                                                                        BofA Merrill Lynch,
                                                                                         Barclays Capital,
                                                                                         BNP PARIBAS, Citi,
                                                                                          Daiwa Securities
                                                                                            America Inc.,
                                                                                          Goldman, Sachs &
                                                                                          Co., J.P.Morgan,
                                                                                           Morgan Stnaley,
                                                                                             Wells Fargo
                                                                                             Securities,
                                                                                        Broadpoint.Gleacher,
                                                                                          SunTrust Robinson
                                                                                        Humphrey, Lloyds TSB
                                                                                         Corporate Markets,
                                                                                          Mizuho Securities
                                                                                        USA Inc., US Bancorp
                                                                                         Investments, Inc.,
                                                                                         BNY Mellon Capital
                                                                                         Markets, LLC, Loop
                                                                                          Capital Markets,
                                                                                          LLC, The Williams
                                                                                        Capital Group, L.P.,
                                                                                        Blaylock Robert Van,
                                                                                          LLC, M.R. Beal &
                                                                                         Company, Ramirez &
                                                                                        Co., Inc., Guzman &
                                                                                               Company

    Nomura      02/25/10    --    $ 99.791 $1,500,000,000.00   465,000   0.03%    0.18%  Nomura Securities,      Nomura
 Holdings Inc.                                                                          BofA Merrill Lynch,    Securities
  6.700% due                                                                            Citi, Deutsche Bank
   3/4/2020                                                                              Securities, HSBC,
                                                                                            J.P. Morgan,
                                                                                           Mitsubishi UFJ
                                                                                          Securities, UBS
                                                                                          Investment Bank,
                                                                                            Wells Fargo
                                                                                             Securities
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
   QVC Inc.     03/17/10    --    $100.000 $  500,000,000.00    65,000   0.01%    0.03%     J.P. Morgan,        JP Morgan
  7.125% due                                                                             Barclays Capital,
   4/15/2017                                                                                wells Fargo
                                                                                          Securities, BofA
                                                                                           Merrill Lynch,
                                                                                            Citi, Credit
                                                                                           Agricole CIB,
                                                                                          Morgan Stanley,
                                                                                            RBS, Scotia
                                                                                            Capital, BNP
                                                                                           Paribas, Daiwa
                                                                                         Securities America
                                                                                            Inc., Mizuho
                                                                                           Securities USA
                                                                                           Inc., SunTrust
                                                                                         Robinson Humphrey,
                                                                                        UBS Investment Bank

Vornado Realty  03/23/10    --    $ 99.834 $  500,000,000.00   620,000   0.12%    0.25% BofA Merrill Lynch,        UBS
 Trust 4.250%                                                                            Citi, J.P. Morgan,    Securities
 due 4/1/2015                                                                              UBS Investment
                                                                                        Bank, Deutsche Bank
                                                                                            Securities,
                                                                                          Goldman, Sachs &
                                                                                            Co., Morgan
                                                                                        Stanley, RBS, Wells
                                                                                         Fargo Securities,
                                                                                         BNY Mellon Capital
                                                                                        Markets, LLC, Daiwa
                                                                                         Securities America
                                                                                         Ind., PNC Capital
                                                                                          Markets LLC,RBC
                                                                                          Capital Markets,
                                                                                            U.S. Bancorp
                                                                                         Investments, Inc.

  LBI Escrow    03/24/10    --    $100.000 $2,250,000,000.00   225,000   0.01%    0.09% BofA Merrill Lynch,      Banc of
 Corp. 8.000%                                                                               UBS Investment       America
 due 11/1/2017                                                                              Bank, Barclays
                                                                                            Capital, Citi,
                                                                                            Credit Suisse,
                                                                                            Deutsche Bank
                                                                                           Securities, J.P.
                                                                                            Morgan, Morgan
                                                                                            Stanley, Wells
                                                                                           Fargo Securities

Duke Realty LP  03/25/10    --     $99.983 $  250,000,000.00   255,000   0.10%    0.10%   Morgan Stanley,       Wachovia
  6.750% due                                                                                Wells Fargo        Securities
   3/15/2020                                                                                Securities,
                                                                                         Barclays Capital,
                                                                                           Credit Suisse,
                                                                                          Morgan Keegan &
                                                                                           Company, Inc.,
                                                                                          Scotia Capital,
                                                                                         SunTrust Robinson
                                                                                              Humphrey
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
      New       03/26/10    --    $100.000 $1,100,000,000.00    80,000   0.00%    0.03% J.P. Morgan, Credit     JP Morgan
Communications                                                                              Suisse, BofA
Holdings 8.50%                                                                             Merrill Lynch,
 due 4/15/2020                                                                           Barclays Capital,
                                                                                        Citi, Deutsche Bank
                                                                                         Securities, Morgan
                                                                                            Stanley, RBS

   Southern     04/13/10    --    $ 99.481 $  400,000,000.00   255,000   0.06%    0.10%    Credit Suisse,        Credit
  Copper Corp                                                                           Goldman Sachs & Co,      Suisse
  5.375% Due                                                                              Morgan Stanley,      Securities
   4/16/2020                                                                              BBVA Securities
                                                                                         BofA Merrill Lynch

 Biomed Realty  04/22/10    --    $ 98.977 $  250,000,000.00   245,000   0.09%    0.10%     Wells Fargo         Wachovia
 Lp 6.125% due                                                                           Securities, Credit    Securities
   4/15/2020                                                                              Suisse, Deutsche
                                                                                          Bank Securities,
                                                                                          KeyBanc Capital
                                                                                          Markets, Morgan
                                                                                          Stanley, Raymond
                                                                                         James, RBC Capital
                                                                                         Markets, RBS, UBS
                                                                                        Investment Bank, US
                                                                                              Bancorp

 NBC Universal  04/27/10    --    $ 99.845 $2,000,000,000.00   680,000   0.03%    0.28%   Goldman, Sachs &      JP Morgan
  Inc. 5.150%                                                                            Co., J.P. Morgan,
 due 4/30/2020                                                                            Morgan Stanley,
                                                                                        BofA Merrill Lynch,
                                                                                           Citi, Barclays
                                                                                            Capital, BNP
                                                                                          Paribas, Credit
                                                                                          Suisse, Deutsche
                                                                                          Bank Securities,
                                                                                           Mitsubishi UFJ
                                                                                          Securities, RBS,
                                                                                           UBS Investment
                                                                                          Bank, Mitsubishi
                                                                                          UFJ Securities,
                                                                                            Wells Fargo
                                                                                            Securities,
                                                                                          Blaylock Robert
                                                                                        Van, LLC, CastleOak
                                                                                         Securities, L.P.,
                                                                                            Loop Capital
                                                                                           Markets, LLC,
                                                                                        Ramirez & Co., Inc.,
                                                                                            The Williams
                                                                                        Capital Group, L.P.

   Discovery    05/26/10    --    $ 99.675 $1,300,000,000.00   575,000   0.04%    0.24%  Citi, J.P. Morgan,     JP Morgan
Communications                                                                          BofA Merrill Lynch,    Securities,
LLC 5.050% due                                                                          Credit Suisse, RBS,       Inc.
   6/1/2020                                                                              Barclays Capital,
                                                                                        BNP Paribas, Credit
                                                                                           Agricole CIB,
                                                                                          Goldman, Sachs &
                                                                                            Co., Morgan
                                                                                            Stanley, RBC
                                                                                          Capital Markets,
                                                                                          Scotia Capital,
                                                                                         SunTrust Robinson
                                                                                          Humphrey, Wells
                                                                                          Fargo Securities
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
  Pall corp.    06/15/10    --    $ 99.465 $  375,000,000.00   440,000   0.11%    0.19% BofA Merrill Lynch,      Banc of
  5.000% due                                                                             J.P. Morgan, HSBC       America
   6/15/2020                                                                             Securities (USA),     Securities
                                                                                            Wells Fargo
                                                                                         Securities, Daiwa
                                                                                          Capital Markets
                                                                                        America, Mitsubishi
                                                                                           UFJ Securities
                                                                                             (USA), ANZ
                                                                                         Securities, Banca
                                                                                         IMI, BNP Paribas,
                                                                                          Commerzbank, ING

  Prudential    06/16/10    --    $ 99.390 $  650,000,000.00   550,000   0.08%    0.23%  Citi, J.P. Morgan,     JP Morgan
Financial Inc.                                                                              Wells Fargo
  5.375% due                                                                              Securities, BNY
   6/21/2020                                                                               Mellon Capital
                                                                                           Markets, LLC,
                                                                                           Mitsubishi UFJ
                                                                                         Securities, Nikko
                                                                                         Bank (Luxembourg)
                                                                                          S.A., Cabrera
                                                                                          Capital Markets,
                                                                                           LLC, Loop Capital
                                                                                         Markets, Siebert
                                                                                          Capital Markets

Digital Realty  06/30/10    --    $ 99.697 $  375,000,000.00   680,000   0.18%    0.29%  Citi, BofA Merrill      Credit
   Trust LP                                                                                Lynch, Credit         Suisse
  4.500% due                                                                               Suisse, Morgan      Securities
   7/15/2015                                                                             Stanley, Deutsche
                                                                                          Bank Securities,
                                                                                          J.P. Morgan, RBS
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